MONMOUTH REAL ESTATE INVESTMENT CORPORATION
               A Real Estate Investment Trust
    Juniper Business Plaza, 3499 Route 9 North, Suite 3-C
                Freehold, New Jersey  07728


          NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

      Notice is hereby given that the Annual Meeting of Shareholders of Monmouth Real Estate Investment Corporation (the Company) will be held on Thursday, April 26, 2001, at 4:00 p.m. at the offices of the Company at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey, for the following purposes:

    1. To elect nine Directors, the names of whom are set forth in the accompanying proxy statement,to serve for the ensuing year; and

    2. To ratify the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending
       September 30, 2001; and

    3. To transact such other business as may properly come before the meeting and any adjournments thereof.

      The books containing the minutes of the last Annual Meeting of Shareholders, and the minutes of all meetings of the Directors since the last Annual Meeting of Shareholders, will be presented at the meeting for the inspection of the shareholders. Only shareholders of record at the close of business on March 14, 2001 will be entitled to vote at the meeting and at any adjournments thereof.

      IF  YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE SIGN
AND  DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY  THE
BOARD  OF  DIRECTORS, AND RETURN IT PROMPTLY IN THE  ENCLOSED
ENVELOPE.

                           BY ORDER OF THE BOARD OF DIRECTORS


                                   /s/ Eugene W. Landy


                                   EUGENE W. LANDY
                                   President and Director

March 21, 2001

           MONMOUTH REAL ESTATE INVESTMENT CORPORATION
     Juniper Business Plaza, 3499 Route 9 North, Suite 3-C
                  Freehold, New Jersey 07728

                           PROXY STATEMENT
                  Annual Meeting of Shareholders
                          April 26, 2001

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Monmouth Real Estate Investment Corporation (the Company) of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on April 26, 2001, and at any adjournments thereof (Annual Meeting), for the purposes listed in the preceding Notice of Annual Meeting of Shareholders. This Proxy
Statement and the accompanying proxy card are being distributed on or about March 21, 2001 to shareholders of record March 14, 2001.

      A copy of the Annual Report, including financial statements, was mailed to all shareholders of record on or about February 16 , 2001.

      Any shareholder giving the accompanying proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by filing with the Secretary of the Company an instrument revoking it, by delivering a duly executed proxy card bearing a later date, or by appearing at the meeting and voting in person. Shares represented by properly executed proxies will be voted as specified thereon by the shareholder. Unless the shareholder specifies otherwise, such proxies will be voted FOR the proposals set forth in the Notice of Annual Meeting.

     The cost of preparing, assembling and mailing this Proxy Statement and form of proxy, and the cost of soliciting proxies related to the meeting, will be borne by the Company. The Company does not intend to solicit proxies otherwise than by the use of the mail, but certain Officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

                          VOTING RIGHTS

      Only holders of the Company's $.01 par value common stock (Common Stock) of record as of the close of business on March 14, 2001, are entitled to vote at the Annual Meeting of Shareholders. As of the record date, there were issued and outstanding 9,409,478 shares of Common Stock, each share being entitled to one vote on any matter which may properly come before the meeting. Said voting right is non-cumulative. The holders of a majority of the outstanding shares of Common Stock shall constitute a quorum. An affirmative vote of a majority of the votes cast by holders of the Common Stock is required for approval of Proposals 1 and 2.

                           PROPOSAL 1

                      ELECTION OF DIRECTORS


      It is proposed to elect a Board of nine Directors. The proxy will be voted for the election of the nine nominees named herein, seven of whom are members of the present Board, to serve for a one-year term for which they have been nominated, unless authority is withheld by the shareholder. The nominees have agreed to serve, if elected, for the new term. At the Annual Meeting of Shareholders held April 27, 2000, the shareholders elected eight Directors to serve for a one-year period. Subsequent to the 2000 Annual Meeting, the Board of Directors appointed Matthew I. Hirsch as Director.

     Robert G. Sampson, who has served as a Director since 1968, is retiring from the Board of Directors effective on the date of the Annual Meeting and therefore will not seek re-
election.   The Board of Directors is saddened by the  recent
death  of  Boniface DeBlasio, who also served as  a  Director
since  1968.   The Board of Directors has nominated  John  R.
Sampson and Peter J. Weidhorn to serve as Directors for the ensuing year.

     If for any reason any of the nine nominees shall become unavailable for election, the proxy will be voted for any substitute nominee who may be selected by the Board of Directors prior to or at the meeting, or, if no substitute is selected by the Board of Directors, for a motion to reduce the membership of the Board to the number of the following nominees who are available. In the event the membership of the Board is reduced, it is anticipated that it would be restored to the original number at the next annual meeting. In the event a vacancy occurs on the Board of Directors after the Annual Meeting, the by-laws provide that any such vacancy shall be filled for the unexpired term by a majority vote of the remaining Directors. The Company has no knowledge that any of the nine nominees shall become unavailable for election.

      The proxies solicited cannot be voted for a greater number of persons than the nominees named.

      Some of the nominees for Director are also Officers and/or Directors of other companies, including Monmouth Capital Corporation and United Mobile Homes, Inc., both publicly-owned companies. In addition, the Officers and
Directors of the Company may engage in real estate transactions for their own account, which transactions may also be suitable for Monmouth Real Estate Investment Corporation. In most respects, the activities of the Company, United Mobile Homes, Inc. and Monmouth Capital Corporation are not in conflict, but rather complement each other. However, the activities of the Officers and Directors on behalf of the other companies, or for their own account, may on occasion conflict with those of the Company and deprive the Company of favorable opportunities. It is the opinion of the Officers and Directors of the Company that there have been no conflicting transactions since the beginning of the last fiscal year.

 Committees of the Board of Directors and Meeting Attendance


     The Board of Directors had four meetings during the last
fiscal  year.   No Director attended fewer than  75%  of  the
meetings.

      The  Company  has a standing Audit Committee,  a  Stock
Option Committee and a Compensation Committee of the Board of Directors.

      The Audit Committee, which recommends to the Directors the independent public accountants to be engaged by the Company and reviews with management the Company's internal accounting procedures and controls, had seven meetings, including telephone meetings, during the last fiscal year. Charles P. Kaempffer, Daniel D. Cronheim and Matthew I. Hirsch, all of whom are outside Directors, serve on the Audit Committee.

      The  Stock  Option  Committee,  which  administers  the
Company's Stock Option Plan, had one meeting during the last fiscal year. Daniel D. Cronheim and Matthew I. Hirsch serve on the Stock Option Committee.

      The Compensation Committee, which makes recommendations to the Directors concerning compensation, had one meeting during the last fiscal year. Daniel D. Cronheim and Matthew
I. Hirsch serve on the Compensation Committee.

                        NOMINEES FOR DIRECTOR


                      Present Position with the
                     Company; Business Experience
                        During Past Five Years;      Director
Nominee; Age              Other Directorships         Since


Ernest V.         Treasurer  (1968 to  present)  and   1968
Bencivenga        Director.    Financial  Consultant
(83)              (1976  to present); Treasurer  and
                  Director  (1961  to  present)  and
                  Secretary  (1967  to  present)  of
                  Monmouth    Capital   Corporation;
                  Director  (1969  to  present)  and
                  Secretary/Treasurer    (1984    to
                  present)  of United Mobile  Homes,
                  Inc.

Anna T. Chew      Controller  (1991 to present)  and   1993
(42)              Director.     Certified     Public
                  Accountant;  Controller  (1991  to
                  present)  and  Director  (1994  to
                  present)   of   Monmouth   Capital
                  Corporation;  Vice  President  and
                  Chief  Financial Officer (1995  to
                  present)   and Director  (1994  to
                  present)  of United Mobile  Homes,
                  Inc.

Daniel D.         Director.   Attorney at Law  (1982   1989
Cronheim          to    present);   Executive   Vice
(46)              President  (1989 to  present)  and
                  General  Counsel (1983 to present)
                  of David Cronheim Company.

Matthew I. Hirsch Director.   Attorney at Law  (1985   2000
(41)              to  present);   Adjunct  Professor
                  of  Law (1993 to present), Widener
                  University School of Law.

Charles P.        Director.    Investor;    Director   1974
Kaempffer         (1970   to  present)  of  Monmouth
(63)              Capital    Corporation;   Director
                  (1969   to   present)  of   United
                  Mobile  Homes, Inc.; Vice Chairman
                  and Director (1996 to present)  of
                  Community Bank of New Jersey.

                      Present Position with the
                     Company; Business Experience
                        During Past Five Years;     Director
Nominee; Age             Other Directorships          Since


Eugene W. Landy   President  (1968 to  present)  and   1968
(67)              Director.    Attorney   at    Law;
                  President  and Director  (1961  to
                  present)   of   Monmouth   Capital
                  Corporation;   Chairman   of   the
                  Board     (1995    to    present),
                  President   (1969  to  1995)   and
                  Director  (1969  to  present)   of
                  United Mobile Homes, Inc.

Samuel A. Landy   Director.   Attorney at Law  (1987   1989
(40)              to  present); President  (1995  to
                  present), Vice President (1991  to
                  1995)   and  Director   (1992   to
                  present)  of United Mobile  Homes,
                  Inc.;  Director (1994 to  present)
                  of Monmouth Capital Corporation.

John R. Sampson   Senior  Portfolio Manager  at  Fox    New
(47)              Asset  Management, Inc.  (1998  to  Nominee
                  present);   Principal  at   Pharos
                  Management and Principia  Partners
                  LLC  (1995  to  1998) specializing
                  in  fixed  income  consulting  and
                  research    for   the   securities
                  industry.

Peter J. Weidhorn Director    of    Real     Estate     New
(54)              Management/    Acquisitions    at   Nominee
                  Kushner   Companies   (2000    to
                  present); Director (1994 to 1997)
                  of  Monmouth Capital Corporation;
                  President (1981 to 1998)  of  WNY
                  Management Corp.; Chairman of the
                  Board,   President  and  Director
                  (1998  to  2000)  of  WNY  Group,
                  Inc.; Trustee and former Chairman
                  of   the   Board  of  CentraState
                  Healthcare System; Treasurer  and
                  Trustee  of the Union of American
                  Hebrew Congregations.


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

                           PROPOSAL 2


                APPROVAL OF INDEPENDENT AUDITORS


     It is proposed to approve the appointment of KPMG LLP as Independent Auditors for the Company for the purpose of making  the  annual  audit of the books  of  account  of  the
Company for the year ending September 30, 2001 and shareholder approval of said appointment is requested. KPMG LLP has served as Independent Auditors of the Company since 1994. There are no affiliations between the Company and KPMG LLP, its partners, associates or employees, other than its employment as Independent Auditors for the Company. KPMG LLP informed the Company that it has no direct or indirect financial interest in the Company. The Company does expect a representative of KPMG LLP to be present at the Annual Meeting either to make a statement or to respond to appropriate questions.

      The approval of the appointment of the Independent Auditors must be by the affirmative vote of a majority of the votes cast at the Annual Meeting. In the event KPMG LLP does not receive an affirmative vote of the majority of the votes cast by the holders of shares entitled to vote, then another firm will be appointed as Independent Auditors and the shareholders will be asked to ratify the appointment at the next annual meeting.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS  PROPOSAL



                     PRINCIPAL SHAREHOLDERS


      As of March 1, 2001, no person owned of record, or was known by the Company to own beneficially, more than five percent (5%) of the shares of the Company.

          INFORMATION RESPECTING DIRECTORS AND OFFICERS

      As of March 1, 2001, the Directors and Officers, individually and as a group, beneficially owned Common Stock as follows:

   Name of                  Shares Owned        Percent of
Beneficial Owner           Beneficially (1)       Class

Ernest V. Bencivenga          12,014   (2)        0.13%
Anna T. Chew                  21,689   (3)        0.23%
Daniel D. Cronheim            24,028   (4)        0.26%
Matthew I. Hirsch                871   (5)        0.01%
Charles P. Kaempffer          37,633   (6)        0.40%
Eugene W. Landy              445,633   (7)(10)    4.74%
Samuel A. Landy              152,764   (8)        1.62%
John R. Sampson               14,107   (9)        0.15%
Peter J. Weidhorn              1,000              0.01%


Directors & Officers
  as a Group                 709,739  (10)        7.55%

(1)  Beneficial  ownership, as defined herein, includes  Common
     Stock as to which a person has or shares voting and/or investment power.

(2) Excludes 15,000 shares issuable upon exercise of stock option.

(3)  Includes  (a) 14,843 shares owned jointly with Ms.  Chew's husband;  and  (b) 6,846 shares held in Ms. Chew's  401(k)
     Plan.   Excludes 15,000 shares issuable upon  exercise  of
     stock option.

(4) Excludes 15,000 shares issuable upon exercise of stock option.

(5) Excludes 5,000 shares issuable upon exercise of stock option.

(6)  Includes (a) 14,655 shares owned by Mr. Kaempffer's  wife;
     (b)  1,080  shares in joint name with Mrs. Kaempffer;  and
     (c) 2,425 shares held in the Charles P. Kaempffer Defined Benefit Pension Plan of which Mr. Kaempffer is Trustee with power to vote. Excludes 15,000 shares issuable upon exercise of stock option.

(7) Includes (a) 93,018 shares owned by Mr. Landy's wife; (b) 153,523 shares held in the Landy & Landy Profit Sharing Plan of which Mr. Landy is a Trustee with power to vote; and (c) 120,688 shares held in the Landy & Landy Pension Plan of which Mr. Landy is a Trustee with power to vote. Excludes 37,582 shares held by Mr. Landy's adult children in which he disclaims any beneficial interest; and excludes 215,000 shares issuable upon exercise of stock option.

(8) Includes (a) 4,040 shares owned by Mr. Landy's wife; (b) 49,493 shares held in custodial accounts for Mr. Landy's minor children under the NJ Uniform Transfers to Minors Act in which he disclaims any beneficial interest but has power to vote; (c) 1,000 shares in the Samuel Landy Family Limited Partnership; and (d) 19,879 shares held in Mr. Landy's 401(k) Plan. Excludes 15,000 shares issuable upon exercise of stock option.

(9)  Includes 2,000 shares held in custodial accounts  for  Mr.
     Sampson's minor children under the NJ Uniform Gifts to Minors Act in which he disclaims any beneficial interest but has power to vote.

(10) Excludes  376,980  shares  (4%)  owned  by  United  Mobile
     Homes,   Inc.    Eugene   W.   Landy   owns   beneficially
   approximately 12% of the shares of United Mobile Homes, Inc.

                     EXECUTIVE COMPENSATION

Summary Compensation Table.

       The following Summary Compensation Table shows compensation paid or accrued by the Company to its Chief Executive Officer for services rendered during the fiscal years ended September 30, 2000, 1999 and 1998. Because no other  executive  officers received total annual  salary  and bonus  exceeding $100,000, only the compensation paid to  the
Chief Executive Officer is to be disclosed under the Securities and Exchange Commission disclosure requirements.

Name and                 Annual Compensation
Principal Position    Year     Salary     Bonus       Other

Eugene W. Landy       2000    $130,000   $80,000   $ 72,000(1)
Chief Executive       1999    $110,000     None    $ 79,700
Officer               1998    $ 27,500   $55,000   $165,700


(1) Represents Director's fees of $5,500 paid to Mr. Landy, legal fees of $32,500 paid to the firm of Landy & Landy, and $34,000 accrual for pension and other benefits in accordance with Mr. Landy's employment contract.

Compensation of Directors

      The Directors received a fee of $800 for each Board meeting attended. Effective April 1, 2000, this fee was increased to $1,000 for each Board Meeting attended and an additional fixed annual fee of $3,800 payable quarterly. Directors appointed to house committees received $150 for each meeting attended. Those specific committees are Compensation Committee, Audit Committee and Stock Option Committee.

Stock Option Plan

      On April 24, 1997, the shareholders approved and ratified the Company's 1997 Stock Option Plan authorizing the grant to officers, directors and key employees options to purchase up to 750,000 shares of common stock. Options may be granted any time up to December 31, 2006. No option shall be available for exercise beyond ten years. All options are exercisable after one year from the date of grant. The option price shall not be below the fair market value at date of grant. Canceled or expired options are added back to the "pool" of shares available under the Plan.

            The following table sets forth, for the executive officer named in the Summary Compensation Table, information regarding the granting of a stock option made during the year ended September 30, 2000:

                                                         Potential Realized
                                                          Value at Assumed
                          % of Total   Price              Annual Rates for
                 Option   Granted to    Per   Expiration    Option Term
Name             Granted   Employees   Share     Date       5%       10%

Eugene W. Landy  65,000      100%      $5.50    4/12/05  $ 52,000  $159,250


      The following table sets forth, for the executive officer named in the Summary Compensation Table, information regarding stock options outstanding at September 30, 2000:

                                                                   Value of
                                                                  Unexercised
                                                                    Options
                                       Number of Unexercised      at Year-End
                   Shares     Value     Options at  Year-End      Exercisable/
Name              Exercised  Realized  Exercisable/Unexercisable Unexercisable

Eugene  W.  Landy    -0-       N/A       150,000   /   65,000     $-0- / $-0-



Employment Agreement

      On December 9, 1994, the Company and Eugene W. Landy entered into an Employment Agreement under which Mr. Landy receives an annual base compensation (management fee) of $130,000 (as amended) plus bonuses and customary fringe benefits, including health insurance and five weeks' vacation. Additionally, there will be bonuses voted by the Board of Directors. The Employment Agreement is terminable by either party at any time subject to certain notice requirements.

      On severance of employment for any reason, Mr. Landy will receive severance of $300,000 payable $100,000 on severance and $100,000 on the first and second anniversaries of severance.

      In the event of disability, Mr. Landy's compensation shall continue for a period of three years, payable monthly.

      On  retirement, Mr. Landy shall receive  a  pension  of
$40,000   a   year   for  ten  years,  payable   in   monthly
installments.

       In   the   event  of  death,  Mr.  Landy's  designated
beneficiary shall receive $300,000, $150,000 thirty days after death and the balance one year after death.

      The Employment Agreement terminated December 31, 2000, and was automatically renewed and extended for a one-year period. Thereafter, the term of the Employment Agreement shall be automatically renewed and extended for successive one-year periods.

Other Information

      Except  for  specific agreements, the  Company  has  no
retirement   plan  in  effect  for  Officers,  Directors   or
employees and, at present, has no intention of instituting such a plan.

       Cronheim Management Services received the sum of $199,432 in 2000 for management fees. Effective August 1, 1998, the Company entered into a new management contract with Cronheim Management Services. Under this contract, Cronheim Management Services receives 3% of gross rental income on certain properties for management fees. Cronheim Management Services provides sub-agents as regional managers for the Company's properties and compensates them out of this management fee. Management believes that the aforesaid fees are no more than what the Company would pay for comparable services elsewhere. The David Cronheim Company received $14,347 in lease brokerage commissions in 2000.


   Report of Compensation Committee on Executive Compensation

     Overview and Philosophy

      The Company has a Compensation Committee consisting of two independent outside Directors. This Committee is responsible  for  making  recommendations  to  the  Board  of
Directors concerning compensation. The Compensation Committee takes into consideration three major factors in setting compensation.

      The first consideration is the overall performance of the Company. The Board believes that the financial interests of the executive officers should be aligned with the success of the Company and the financial interests of its shareholders. Increases in funds from operations, the enhancement of the Company's equity portfolio, and the success of the Dividend Reinvestment and Stock Purchase Plan all contribute to increases in stock prices, thereby maximizing shareholders' return.

      The second consideration is the individual achievements made by each officer. The Company is a small real estate investment trust (REIT). The Board of Directors is aware of the contributions made by each officer and makes an evaluation of individual performance based on their own familiarity with the officer.

     The final criteria in setting compensation is comparable wages in the industry. In this regard, the REIT industry maintains excellent statistics.

     Evaluation

       The Company's funds from operations continue to increase. The Committee reviewed the growth of the Company and progress made by Eugene W. Landy, Chief Executive Officer. Mr. Landy is under an employment agreement with the Company. His base compensation under his contract was increased in 2000 to $130,000 per year. In fiscal 2000, Mr. Landy was also paid a total bonus of $80,000 for his performance for the past two years.

                                    Compensation Committee:
                                    Daniel D. Cronheim
                                    Robert G. Sampson


                    Report of Audit Committee


      The Company has an Audit Committee consisting of three "independent" Directors, as defined by the listing standards of the National Association of Securities Dealers (NASD). The Audit Committee's role is to act on behalf of the Board of Directors in the oversight of all material aspects of the Company's reporting, internal control and audit functions. A full description of the Audit Committee's primary responsibilities is attached to this proxy statement as Appendix A.

      We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended September 30, 2000.

      We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing
Standards No. 61, Communication with Audit Committees.

      We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees and have discussed with the auditors the auditors' independence.

      During the year ended September 30, 2000, the Company paid the independent auditors, KPMG LLP, $33,400 for audit services and $13,300 for non-audit services, primarily tax return preparation.

      Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2000.

                                        Audit Committee:
                                        Charles P. Kaempffer
                                        Daniel D. Cronheim
                                        Matthew I. Hirsch


                  COMPARATIVE STOCK PERFORMANCE

      The following line graph compares the total return of the Company's common stock for the last five fiscal years to the NAREIT All REIT Total Return Index, published by the National Association of Real Estate Investment Trusts (NAREIT), and the S&P 500 Index for the same period. The total return reflects stock price appreciation and dividend reinvestment for all three comparative indices. The information herein has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed.


                    Monmouth
                   Real Estate
                   Investment
           Year    Corporation     NAREIT    S&P 500

           1995        100          100        100
           1996        114          120        120
           1997        146          167        169
           1998        149          143        184
           1999        142          130        236
           2000        146          156        267

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     The Board of Directors of the Company has granted Eugene
W. Landy, President, a loan of $100,000 at an interest rate of 10% due May 23, 2001. Principal and accrued interest are payable at maturity.

      There is no family relationship between any of the Directors or Executive Officers of the Company, except that Samuel A. Landy, Director, is the son of Eugene W. Landy, President and Director of the Company. Daniel D. Cronheim, Director, is the son of Robert Cronheim, President of David Cronheim Company, the Real Estate Advisor to the Company.

      Eugene W. Landy and Samuel A. Landy are partners in the law firm of Landy & Landy, which firm, or its predecessor firms, have been retained by the Company as legal counsel since the formation of the Company, and which firm the Company proposes to retain as legal counsel for the current fiscal year.

      The New Jersey Supreme Court has ruled that the relationship of directors also serving as outside counsel is not per se improper, but the attorney should fully discuss the issue of conflict with the other directors and disclose it as part of the proxy statement so that shareholders can consider the conflict issue when voting for or against the attorney/director nominee.


                             GENERAL

      The Board of Directors knows of no other matters other than those stated in this Proxy Statement which are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such matter in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

     The Company will provide, without charge, to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended September 30, 2000 (as filed with the Securities and Exchange Commission), including the financial statements and schedules thereto. All such requests should be directed to Monmouth Real Estate Investment Corporation, Attention: Shareholder Relations, Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, NJ 07728.

        COMPLIANCE WITH EXCHANGE ACT FILING REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Officers and Directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, the Company believes that, during the fiscal year, all Section 16(a) filing requirements applicable to its Officers, Directors and greater than 10% beneficial owners were met.

                      SHAREHOLDER PROPOSALS


      In order for Shareholder Proposals for the 2002 Annual Meeting of Shareholders to be eligible for inclusion in the Company's 2002 Proxy Statement, they must be received by the Company at its principal office at 3499 Route 9 North, Suite 3-C, Freehold, New Jersey 07728 not later than October 30, 2001.

                         BY ORDER OF THE BOARD OF DIRECTORS


                                 /S/ Eugene W. Landy
                                   EUGENE W. LANDY
                                President and Director


Dated:   March 21, 2001







IMPORTANT: Shareholders can help the Directors avoid the necessity and expense of sending follow-up letters to insure a quorum by promptly returning the enclosed proxy. The proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. You are earnestly requested to sign and return the enclosed proxy in order that the necessary quorum may be present at the meeting. The enclosed addressed envelope requires no postage and is for your convenience.

                           APPENDIX A

           MONMOUTH REAL ESTATE INVESTMENT CORPORATION
                     AUDIT COMMITTEE CHARTER


I.   AUDIT COMMITTEE PURPOSE

The Audit Committee is appointed by the Board of Directors to
assist    the    Board    in   fulfilling    its    oversight
responsibilities. The Audit Committee's primary duties and responsibilities are to:

 . Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

 . Monitor the independence and performance of the Company's independent auditors.

 . Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

      The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  AUDIT COMMITTEE COMPOSITION AND MEETINGS

Audit Committee members shall meet the requirements of the National Association of Securities Dealers. The Audit Committee shall be comprised of three directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board of Directors upon recommendation by the Chairman. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management and the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. The Committee or its Chair should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures, as considered necessary.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

Review Procedures

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3. In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

4. Review with financial management and the independent auditors, the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution, as considered necessary. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors

5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence, and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6. Approve the fees and other significant compensation to be paid to the independent auditors.

7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

8.   Review the independent auditors audit plan-discuss scope,
     staffing,  locations,   reliance   upon  management  and
     general audit approach, as considered necessary.

9. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Legal Compliance

11. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

12.  Annually prepare a report to shareholders as required by
     the  Securities  and  Exchange  Commission.   The report
     should  be  included  in  the  Company's  annual   proxy
     statement.

13.  Perform  any  other  activities   consistent  with  this
     Charter,  the  Company's By-laws and   governing law, as
     the   Committee   or   the   Board  deems  necessary  or
     appropriate.

14. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

PROXY                                                         PROXY
               MONMOUTH REAL ESTATE INVESTMENT CORPORATION
                    A Real Estate Investment Trust

            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
   This Proxy is Solicited on Behalf of the Board of Directors

     PLEASE FILL IN, DATE AND SIGN PROXY AND RETURN PROMPTLY

The undersigned hereby appoints EUGENE W. LANDY, SAMUEL A. LANDY and ERNEST V. BENCIVENGA, and each or any of them, proxies of the undersigned, with full power of substitution, to vote in their discretion (subject to any direction indicated hereon) at the Annual Meeting of Shareholders to be held at the Company Office at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey, on Thursday, April 26, 2001, at 4:00 o'clock p.m., and at any adjournment thereof, with all the powers which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting.

The  Board of Directors recommends a vote FOR items  (1)  and
(2), and all shares represented by this Proxy will be so voted unless otherwise indicated, in which case they will be voted as marked.


(1)  Election of Directors  -  Nominees  are:  Ernest  V.
     Bencivenga,  Anna  T.  Chew,   Daniel  D.  Cronheim,
     Matthew I. Hirsch, Charles  P.  Kaempffer, Eugene W.
     Landy, Samuel A. Landy, John R. Sampson and Peter J.
     Weidhorn.

     (Instruction: To withhold authority to vote for any individual Nominee, write that person's name on the line below)

_____________________________________________________________

     FOR all Nominees               WITHHOLD  AUTHORITY
     except as Indicated       to vote for listed Nominees

           /  /                         /  /

(2) Approval of the appointment of KPMG LLP as Independent
    Auditors for  the  Company  for the fiscal year ending
    September 30, 2001.

      FOR                   AGAINST              ABSTAIN

     /  /                  /  /                   /  /


(3) Such Other Business as may be brought before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or its Board of Directors at the meeting.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

Dated:_____________________________________, 2001.

Signature_________________________________________________

Signature_________________________________________________

Important:  Please date this Proxy; sign exactly as your name(s)
appears  hereon.   When signing as  joint  tenants,  all
parties  to  the joint tenancy should sign. When signing  the
Proxy  as  attorney,  executor,  administrator,  trustee   or
guardian, please give full title as such.